Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, David E. Ullman, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of Jos. A. Bank Clothiers, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 9, 2014	/s/ David E. Ullman
David E. Ullman Chief Financial Officer